Fixed Assets, Net	12 Months Ended
Dec. 31, 2013
FIXED ASSETS, NET: [Abstract]
Fixed Assets, Net

10. FIXED ASSETS, NET:

	As of December 31, (in thousands)
	2012	2013
Office building	$36,261	$207,987
Computer equipment (including servers)	52,349	56,852
Leasehold and building improvements	15,121	31,598
Office furniture	1,610	2,300
Vehicles	1,286	1,453

Total	106,627	300,190
Less: accumulated depreciation	(41,799)	(53,516)

Net book value	$64,828	$246,674

The depreciation expense for fixed assets was $11.1 million, $14.6 million and $15.6 million, respectively, for the years ended December 31, 2011, 2012 and 2013. The balance of office building increased by $171.7 million as the Company’s headoffice in Beijing has been put into use in December 2013.